Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
June 30, 2008
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
June 30, 2008

CNA Financial Corporation
Definitions and Presentation
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos and environmental pollution claims (A&E).

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2007 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs employ strategies that generate returns through investing in a substantial number of securities that are readily marketable while engaging in various risk management techniques primarily in fixed and public equity markets. Some of these limited partnership investment strategies may include low levels of leverage and hedging that potentially introduce more volatility and risk to the partnership returns.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

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CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

			Fav /			Fav /
PERIOD ENDED JUNE 30	Three Months		(Unfav)	Six Months		(Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,774	$1,872	(5)%	$3,587	$3,735	(4)%
Net investment income	576	671	(14)	1,010	1,279	(21)
Realized investment losses, net of participating policyholders’ and minority interests	(111)	(139)	20	(162)	(160)	(1)
Other revenues	82	65	26	168	132	27

Total revenues	2,321	2,469	(6)	4,603	4,986	(8)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,472	1,473	—	2,861	2,921	2
Amortization of deferred acquisition costs	360	372	3	728	753	3
Other operating expenses	203	260	22	430	478	10
Interest	33	35	6	67	69	3

Total claims, benefits and expenses	2,068	2,140	3	4,086	4,221	3

Income before income tax and minority interest	253	329	(23)	517	765	(32)
Income tax expense	(62)	(91)	32	(126)	(223)	43
Minority interest	(12)	(11)	(9)	(24)	(21)	(14)

Income from continuing operations	179	227	(21)	367	521	(30)
Income (loss) from discontinued operations, net of tax	2	(10)	120	1	(8)	113

Net income	$181	$217	(17)%	$368	$513	(28)%

CNA FINANCIAL CORPORATION Financial Supplement Components of Net Income, Per Share Data and Return on Equity

			Fav /			Fav /
PERIOD ENDED JUNE 30	Three Months		(Unfav)	Six Months		(Unfav)
(In millions, except per share data)	2008	2007	% Change	2008	2007	% Change

COMPONENTS OF NET INCOME
Net operating income	$250	$318	(21)%	$471	$625	(25)%
Net realized investment losses, net of participating policyholders’ and minority interests	(71)	(91)	22	(104)	(104)	—

Income from continuing operations	179	227	(21)	367	521	(30)
Income (loss) from discontinued operations, net of tax	2	(10)	120	1	(8)	113

Net income	$181	$217	(17)%	$368	$513	(28)%

BASIC AND DILUTED EARNINGS PER SHARE
Net operating income	$0.93	$1.17	(21)%	$1.75	$2.30	(24)%
Net realized investment losses, net of participating policyholders’ and minority interests	(0.27)	(0.33)	18	(0.39)	(0.38)	(3)

Income from continuing operations	0.66	0.84	(21)	1.36	1.92	(29)
Income (loss) from discontinued operations, net of tax	0.01	(0.04)	125	—	(0.03)	N/M

Basic earnings per share available to common stockholders	$0.67	$0.80	(16)%	$1.36	$1.89	(28)%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.0	271.6		269.9	271.5

Diluted	269.1	271.9		270.0	271.8

RETURN ON EQUITY
Net income (1)	7.7%	8.6%		7.5%	10.4%

Net operating income (2)	9.8	13.2		9.3	13.2

(1)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION Financial Supplement Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2008	December 31, 2007

Total assets	$55,181	$56,759
Insurance reserves	39,754	40,222
Debt	2,007	2,157
Total liabilities	45,437	46,224
Minority interest	398	385
Accumulated other comprehensive income (loss)	(921)	103
Total stockholders’ equity	9,346	10,150

Book value per common share	$34.74	$37.36

Book value per common share excluding AOCI	$38.16	$36.98

Outstanding shares of common stock (in millions of shares)	269.0	271.7

THREE MONTHS ENDED JUNE 30
(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$509	$324

Net cash flows used by investing activities	(242)	(328)

Net cash flows used by financing activities	(321)	(28)

Net cash flows from operating, investing and financing activities	$(54)	$(32)

SIX MONTHS ENDED JUNE 30
(In millions)	2008	2007

Net cash flows provided by operating activities (1)	$812	$541

Net cash flows used by investing activities	(231)	(529)

Net cash flows used by financing activities	(594)	(54)

Net cash flows from operating, investing and financing activities	$(13)	$(42)

(1)	Operating cash flows for the three and six months ended June 30, 2008 include $(2) million and $2 million related to discontinued operations. Operating cash flows for the three and six months ended June 30, 2007 include $(7) million and $(25) million related to discontinued operations.

CNA FINANCIAL CORPORATION Financial Supplement Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED JUNE 30, 2008
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$11,987	$8,602	$20,589	$3,006	$4,907	$28,502
Ceded	2,107	1,795	3,902	1,111	1,915	6,928

Net	9,880	6,807	16,687	1,895	2,992	21,574

Net incurred claim & claim adjustment expenses	566	560	1,126	142	34	1,302

Net claim & claim adjustment expense payments	(580)	(477)	(1,057)	(126)	(158)	(1,341)

Foreign currency translation adjustment	—	(3)	(3)	1	—	(2)

Claim & claim adjustment expense reserves, end of period
Net	9,866	6,887	16,753	1,912	2,868	21,533
Ceded	2,110	1,633	3,743	1,060	1,866	6,669

Gross	$11,976	$8,520	$20,496	$2,972	$4,734	$28,202

SIX MONTHS ENDED JUNE 30, 2008
				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$12,048	$8,403	$20,451	$3,027	$5,110	$28,588
Ceded	2,128	1,786	3,914	1,147	1,995	7,056

Net	9,920	6,617	16,537	1,880	3,115	21,532

Net incurred claim & claim adjustment expenses	1,143	1,130	2,273	260	58	2,591

Net claim & claim adjustment expense payments	(1,197)	(867)	(2,064)	(230)	(303)	(2,597)

Foreign currency translation adjustment	—	7	7	2	(2)	7

Claim & claim adjustment expense reserves, end of period
Net	9,866	6,887	16,753	1,912	2,868	21,533
Ceded	2,110	1,633	3,743	1,060	1,866	6,669

Gross	$11,976	$8,520	$20,496	$2,972	$4,734	$28,202

CNA FINANCIAL CORPORATION Financial Supplement Investments by Segment Aggregation

	June 30, 2008		March 31, 2008		December 31, 2007
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$17,976	$16,936	$19,240	$18,192	$19,351	$18,951
Fixed maturities — tax exempt	5,179	4,990	5,318	5,202	5,815	5,810
Equities	753	836	245	434	254	459
Short-term investments	4,922	4,920	5,033	5,034	4,385	4,387
Limited partnership investments	2,067	2,067	1,926	1,926	1,877	1,877
Other	4	8	7	16	8	71

Total investments	$30,901	$29,757	$31,769	$30,804	$31,690	$31,555

Net receivable/(payable)	$256		$246		$(265)
Securities lending collateral	—		(878)		(53)

Life & Group Non-Core:
Fixed maturities — taxable	$6,862	$6,791	$7,484	$7,347	$7,422	$7,631
Fixed maturities — tax exempt	1,974	1,843	1,914	1,755	1,800	1,865
Equities	751	583	42	40	112	109
Short-term investments	144	144	313	313	290	290
Limited partnership investments	254	254	319	319	337	337
Other	1	1	3	3	2	2

Total investments	$9,986	$9,616	$10,075	$9,777	$9,963	$10,234

Net receivable/(payable)	$(5)		$(17)		$1
Securities lending collateral	—		—		—

Total investments	$40,887	$39,373	$41,844	$40,581	$41,653	$41,789

Total net receivable/(payable)	$251		$229		$(264)
Total securities lending collateral	—		(878)		(53)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheet, the amounts above exclude $27 million, $73 million, and $53 million as of June 30, 2008, March 31, 2008 and December 31, 2007 where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION Financial Supplement Mortgage and Asset-Backed Holdings As of June 30, 2008 (In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$8,999	22.9	$931	2.3	$9,930	25.2
Other taxable fixed maturities	7,937	21.1	5,860	16.3	13,797	37.4
Tax exempt fixed maturities	4,990	12.7	1,843	4.7	6,833	17.4
All other	7,831	18.9	982	1.1	8,813	20.0

Total investments	$29,757	75.6	$9,616	24.4	$39,373	100.0

Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
MBS/CMO/ABS/CDO	$9,709	23.8	$1,005	2.4	$10,714	26.2
Other taxable fixed maturities	8,267	21.4	5,857	16.1	14,124	37.5
Tax exempt fixed maturities	5,179	12.7	1,974	4.8	7,153	17.5
All other	7,746	17.7	1,150	1.1	8,896	18.8

Total investments	$30,901	75.6	$9,986	24.4	$40,887	100.0

MBS/CMO/ABS/CDO Fair Value Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$638	6.4	$1,120	11.3	$—	—	$—	—	$1,758	17.7	4.5
AAA	—	—	4,796	48.3	2,238	22.5	9	0.1	7,043	70.9	17.9
AA	—	—	150	1.5	329	3.3	29	0.3	508	5.1	1.3
A	—	—	8	0.1	131	1.3	116	1.2	255	2.6	0.6
BBB	—	—	1	—	278	2.8	7	0.1	286	2.9	0.7
<BBB & Equity Tranches	—	—	5	0.1	61	0.6	14	0.1	80	0.8	0.2

Total MBS/CMO/ABS/CDO	$638	6.4	$6,080	61.3	$3,037	30.5	$175	1.8	$9,930	100.0	25.2

Sub-prime (Included Above)	$—		$1		$1,558		$10		$1,569	15.8	4.0
Alt-A (Included Above)	$—		$1,218		$—		$12		$1,230	12.4	3.1
MBS/CMO/ABS/CDO Amortized Cost Distribution

											% of Total
	MBS	%	CMO	%	ABS	%	CDO	%	Total	%	Investments
U.S. Government Agencies	$650	6.1	$1,148	10.7	$—	—	$—	—	$1,798	16.8	4.4
AAA	—	—	5,074	47.4	2,319	21.6	10	0.1	7,403	69.1	18.1
AA	—	—	175	1.6	428	4.0	67	0.6	670	6.2	1.7
A	—	—	13	0.1	190	1.8	248	2.3	451	4.2	1.1
BBB	—	—	1	—	284	2.7	12	0.1	297	2.8	0.7
<BBB & Equity Tranches	—	—	5	0.1	76	0.7	14	0.1	95	0.9	0.2

Total MBS/CMO/ABS/CDO	$650	6.1	$6,416	59.9	$3,297	30.8	$351	3.2	$10,714	100.0	26.2

Sub-prime (Included Above)	$—		$1		$1,668		$33		$1,702	15.9	4.2
Alt-A (Included Above)	$—		$1,321		$—		$12		$1,333	12.4	3.3

(1)	In addition to sub-prime exposure in fixed maturity securities, there is exposure of approximately $44 million through limited partnerships and credit default swaps.

MBS	– Mortgage-backed securities

CMO	– Collateralized mortgage obligation

ABS	– Asset-backed securities

CDO	– Collateralized debt obligation

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2008
(In millions)
Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$160	10.2	$—	—	$1	0.1	$—	—	$1	0.1	$162	10.4
2006	868	55.3	68	4.3	5	0.3	—	—	16	1.1	957	61.0
2005	174	11.1	56	3.6	10	0.6	6	0.4	2	0.1	248	15.8
2004	15	1.0	24	1.5	63	4.0	—	—	10	0.6	112	7.1
2003 & prior	8	0.5	24	1.5	34	2.2	6	0.4	18	1.1	90	5.7

Total sub-prime	$1,225	78.1	$172	10.9	$113	7.2	$12	0.8	$47	3.0	$1,569	100.0

Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$155	9.1	$—	—	$1	0.1	$—	—	$1	—	$157	9.2
2006	876	51.5	86	5.0	6	0.3	—	—	16	1.0	984	57.8
2005	176	10.4	72	4.2	36	2.1	6	0.3	4	0.3	294	17.3
2004	16	0.9	28	1.7	95	5.6	—	—	12	0.7	151	8.9
2003 & prior	9	0.5	32	1.9	46	2.7	8	0.5	21	1.2	116	6.8

Total sub-prime	$1,232	72.4	$218	12.8	$184	10.8	$14	0.8	$54	3.2	$1,702	100.0

Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$247	20.1	$1	0.1	$1	—	$—	—	$6	0.5	$255	20.7
2006	169	13.7	1	0.1	8	0.7	1	0.1	4	0.3	183	14.9
2005	171	13.9	2	0.1	—	—	—	—	—	—	173	14.0
2004	484	39.4	1	0.1	—	—	—	—	—	—	485	39.5
2003 & prior	134	10.9	—	—	—	—	—	—	—	—	134	10.9

Total Alt-A	$1,205	98.0	$5	0.4	$9	0.7	$1	0.1	$10	0.8	$1,230	100.0

Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2007	$264	19.8	$1	—	$2	0.2	$—	—	$6	0.5	$273	20.5
2006	162	12.2	1	—	8	0.6	1	0.1	4	0.3	176	13.2
2005	188	14.1	3	0.2	—	—	—	—	—	—	191	14.3
2004	539	40.4	2	0.2	—	—	—	—	—	—	541	40.6
2003 & prior	152	11.4	—	—	—	—	—	—	—	—	152	11.4

Total Alt-A	$1,305	97.9	$7	0.4	$10	0.8	$1	0.1	$10	0.8	$1,333	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2008
(In millions)
MBS Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$24	$24	$516	$526	$76	$78	$22	$22	$638	$650
AAA	—	—	—	—	—	—	—	—	—	—
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
<BBB & Equity Tranches	—	—	—	—	—	—	—	—	—	—

Total MBS	$24	$24	$516	$526	$76	$78	$22	$22	$638	$650

Included in Total MBS:
Sub-prime	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Alt-A	—	—	—	—	—	—	—	—	—	—
Prime	24	24	516	526	76	78	22	22	638	650

Total MBS	$24	$24	$516	$526	$76	$78	$22	$22	$638	$650

CMO Distribution By Collateral Type & Quality

	15 Year		30 Year		ARM		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$138	$140	$386	$386	$—	$—	$596	$622	$1,120	$1,148
AAA	316	339	2,702	2,899	1,301	1,342	477	494	4,796	5,074
AA	—	—	141	164	5	6	4	5	150	175
A	2	2	—	—	6	11	—	—	8	13
BBB	—	—	—	—	1	1	—	—	1	1
<BBB & Equity Tranches	—	—	—	—	5	5	—	—	5	5

Total CMO	$456	$481	$3,229	$3,449	$1,318	$1,365	$1,077	$1,121	$6,080	$6,416

Included in Total CMO:
Sub-prime	$1	$1	$—	$—	$—	—	$—	$—	$1	$1
Alt-A	76	81	907	1,013	235	227	—	—	1,218	1,321
Prime	379	399	2,322	2,436	1,083	1,138	1,077	1,121	4,861	5,094

Total CMO	$456	$481	$3,229	$3,449	$1,318	$1,365	$1,077	$1,121	$6,080	$6,416

ARM	— Adjustable rate mortgage

MBS	— Mortgage-backed securities

CMO	— Collateralized mortgage obligation

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of June 30, 2008
(In millions)
ABS Distribution By Collateral Type & Quality

	CMBS		RMBS		Auto Loans		Home Equity		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$722	$766	$736	$739	$33	$33	$489	$493	$115	$148	$143	$140	$2,238	$2,319
AA	152	204	89	103	4	5	83	115	—	—	1	1	329	428
A	22	33	77	121	6	6	26	30	—	—	—	—	131	190
BBB	13	20	6	8	253	250	6	6	—	—	—	—	278	284
<BBB & Equity Tranches	—	—	33	37	2	2	13	16	—	—	13	21	61	76

Total ABS	$909	$1,023	$941	$1,008	$298	$296	$617	$660	$115	$148	$157	$162	$3,037	$3,297

Included in Total ABS:
Sub-prime	$—	$—	$941	$1,008	$—	$—	$617	$660	$—	$—	$—	$—	$1,558	$1,668
Alt-A	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prime & Non-Residential Mortgages	909	1,023	—	—	298	296	—	—	115	148	157	162	1,479	1,629

Total ABS	$909	$1,023	$941	$1,008	$298	$296	$617	$660	$115	$148	$157	$162	$3,037	$3,297

CDO Distribution By Collateral Type & Quality

	CMBS		RMBS		CDS		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$—	$—	$—	$—	$9	$10	$—	$—	$9	$10
AA	29	67	—	—	—	—	—	—	29	67
A	89	187	8	8	19	53	—	—	116	248
BBB	7	12	—	—	—	—	—	—	7	12
<BBB & Equity Tranches	7	6	5	6	2	2	—	—	14	14

Total CDO	$132	$272	$13	$14	$30	$65	$—	$—	$175	$351

Included in Total CDO:
Sub-prime	$—	$—	$1	$1	$9	$32	$—	$—	$10	$33
Alt-A	—	—	12	12	—	—	—	—	12	12
Prime & Non-Residential Mortgages	132	272	—	1	21	33	—	—	153	306

Total CDO	$132	$272	$13	$14	$30	$65	$—	$—	$175	$351

ABS	— Asset-backed securities

CMBS	— Commercial mortgage-backed securities

RMBS	— Residential mortgage-backed securities

CDO	— Collateralized debt obligation

CDS	— Credit default swaps

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$944	$992	(5)%	$1,281	$1,379	(7)%	$2,225	$2,371	(6)%
Net written premiums	848	904	(6)	860	869	(1)	1,708	1,773	(4)

Net earned premiums	768	842	(9)	859	870	(1)	1,627	1,712	(5)
Net investment income	199	235	(15)	155	162	(4)	354	397	(11)
Other revenues	15	12	25	54	47	15	69	59	17

Total operating revenues	982	1,089	(10)	1,068	1,079	(1)	2,050	2,168	(5)

Claims, benefits and expenses:
Net incurred claims and benefits	566	581	3	559	531	(5)	1,125	1,112	(1)
Policyholders’ dividends	3	(4)	(175)	1	1	—	4	(3)	N/M
Amortization of deferred acquisition costs	175	191	8	184	177	(4)	359	368	2
Other insurance related expenses	48	96	50	53	48	(10)	101	144	30
Other expenses	12	14	14	41	39	(5)	53	53	—

Total claims, benefits and expenses	804	878	8	838	796	(5)	1,642	1,674	2

Operating income before income tax and minority interest	178	211	(16)	230	283	(19)	408	494	(17)
Income tax expense on operating income	(54)	(65)	17	(74)	(94)	21	(128)	(159)	19
Minority interest	—	—	N/M	(11)	(10)	(10)	(11)	(10)	(10)

Net operating income from continuing operations	124	146	(15)	145	179	(19)	269	325	(17)

Realized investment losses, net of participating policyholders’ and minority interests	(60)	(63)	5	(29)	(35)	17	(89)	(98)	9
Income tax benefit on realized investment losses	21	21	—	10	12	(17)	31	33	(6)

Net income from continuing operations	$85	$104	(18)%	$126	$156	(19)%	$211	$260	(19)%

FINANCIAL RATIOS
Loss & LAE	73.7%	69.0%		65.2%	61.1%		69.2%	64.9%
Acquisition expense	14.6	20.1		17.2	16.1		16.0	18.1
Underwriting expense	14.4	13.9		10.4	9.6		12.2	11.8

Expense	29.0	34.0		27.6	25.7		28.2	29.9
Dividend	0.5	(0.4)		0.1	0.2		0.3	(0.1)

Combined ratio	103.2%	102.6%		92.9%	87.0%		97.7%	94.7%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$45	$12		$2	$—		$47	$12
Impact on loss & LAE ratio	5.9%	1.4%		0.2%	—%		2.9%	0.7%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(15)	$(20)		$1	$(14)		$(14)	$(34)
Prior year premium development	(8)	16		1	—		(7)	16
Other (2)	8	7		—	—		8	7

Total development & other	$(15)	$3		$2	$(14)		$(13)	$(11)

Impact of development & other on loss & LAE ratio	(1.9)%	(0.1)%		0.2%	(1.6)%		(0.8)%	(1.0)%

(1)	In 2008, Standard Lines includes $29 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Net earned premiums	$1,627	$1,712	$149	$157	(5)%	$(2)	$3	(167)%	$1,774	$1,872	(5)%
Net investment income	354	397	157	188	(16)	65	86	(24)	576	671	(14)
Other revenues	69	59	8	6	33	5	—	N/M	82	65	26

Total operating revenues	2,050	2,168	314	351	(11)	68	89	(24)	2,432	2,608	(7)

Claims, benefits and expenses:
Net incurred claims and benefits	1,125	1,112	316	326	3	26	37	30	1,467	1,475	1
Policyholders’ dividends	4	(3)	1	1	—	—	—	N/M	5	(2)	N/M
Amortization of deferred acquisition costs	359	368	2	4	50	(1)	—	N/M	360	372	3
Other insurance related expenses	101	144	51	44	(16)	(3)	10	130	149	198	25
Other expenses	53	53	5	8	38	29	36	19	87	97	10

Total claims, benefits and expenses	1,642	1,674	375	383	2	51	83	39	2,068	2,140	3

Operating income (loss) before income tax and minority interest	408	494	(61)	(32)	(91)	17	6	183	364	468	(22)
Income tax (expense) benefit on operating income (loss)	(128)	(159)	31	19	63	(5)	1	N/M	(102)	(139)	27
Minority interest	(11)	(10)	—	—	N/M	(1)	(1)	—	(12)	(11)	(9)

Net operating income (loss) from continuing operations	269	325	(30)	(13)	(131)	11	6	83	250	318	(21)

Realized investment losses, net of participating policyholders’ and minority interests	(89)	(98)	(6)	(18)	67	(16)	(23)	30	(111)	(139)	20
Income tax benefit on realized investment losses	31	33	2	6	(67)	7	9	(22)	40	48	(17)

Net income (loss) from continuing operations	$211	$260	$(34)	$(25)	(36)%	$2	$(8)	125%	$179	$227	(21)%

	P&C Operations		Life & Group Non-Core					Corporate & Other Non-Core					Total Operations
Other Financial Data							Fav/(Unfav)					Fav/ (Unfav)			Fav/ (Unfav)
Property & Casualty Company Information	2008	2007	2008		2007		% Change	2008		2007		% Change	2008	2007	% Change

Gross written premiums	$2,225	$2,371	$148		$166		(11)%	$3		$1		200%	$2,376	$2,538	(6)%
Net written premiums	1,708	1,773	147		150		(2)	—		1		N/M	1,855	1,924	(4)
Net earned premiums	1,627	1,712	149		155		(4)	(2)		4		(150)	1,774	1,871	(5)

FINANCIAL RATIOS
Loss & LAE	69.2%	64.9%	N/M	%	N/M	%		N/M	%	N/M	%		80.3%	75.0%
Acquisition expense	16.0	18.1	N/M		N/M			N/M		N/M			15.5	17.9
Underwriting expense	12.2	11.8	N/M		N/M			N/M		N/M			13.2	12.4

Expense	28.2	29.9	N/M		N/M			N/M		N/M			28.7	30.3
Dividend	0.3	(0.1)	N/M		N/M			N/M		N/M			0.2	(0.1)

Combined ratio	97.7%	94.7%	N/M	%	N/M	%		N/M	%	N/M	%		109.2%	105.2%

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

SIX MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$1,776	$1,940	(8)%	$2,574	$2,791	(8)%	$4,350	$4,731	(8)%
Net written premiums	1,619	1,771	(9)	1,708	1,733	(1)	3,327	3,504	(5)

Net earned premiums	1,551	1,705	(9)	1,732	1,715	1	3,283	3,420	(4)
Net investment income	363	455	(20)	287	311	(8)	650	766	(15)
Other revenues	29	23	26	107	89	20	136	112	21

Total operating revenues	1,943	2,183	(11)	2,126	2,115	1	4,069	4,298	(5)

Claims, benefits and expenses:
Net incurred claims and benefits	1,143	1,174	3	1,125	1,074	(5)	2,268	2,248	(1)
Policyholders’ dividends	7	(1)	N/M	8	4	(100)	15	3	N/M
Amortization of deferred acquisition costs	354	385	8	368	359	(3)	722	744	3
Other insurance related expenses	106	161	34	103	89	(16)	209	250	16
Other expenses	24	24	—	92	81	(14)	116	105	(10)

Total claims, benefits and expenses	1,634	1,743	6	1,696	1,607	(6)	3,330	3,350	1

Operating income before income tax and minority interest	309	440	(30)	430	508	(15)	739	948	(22)
Income tax expense on operating income	(90)	(140)	36	(138)	(167)	17	(228)	(307)	26
Minority interest	—	—	N/M	(23)	(20)	(15)	(23)	(20)	(15)

Net operating income from continuing operations	219	300	(27)	269	321	(16)	488	621	(21)

Realized investment losses, net of participating policyholders’ and minority interests	(76)	(87)	13	(38)	(49)	22	(114)	(136)	16
Income tax benefit on realized investment losses	26	30	(13)	14	17	(18)	40	47	(15)

Net income from continuing operations	$169	$243	(30)%	$245	$289	(15)%	$414	$532	(22)%

FINANCIAL RATIOS
Loss & LAE	73.7%	68.8%		65.0%	62.6%		69.1%	65.7%
Acquisition expense	15.8	18.5		17.1	16.5		16.5	17.5
Underwriting expense	13.8	13.5		10.0	9.7		11.8	11.6

Expense	29.6	32.0		27.1	26.2		28.3	29.1
Dividend	0.5	—		0.5	0.2		0.5	0.1

Combined ratio	103.8%	100.8%		92.6%	89.0%		97.9%	94.9%

LOSS RATIO IMPACTS
Impact of catastrophe losses
Pretax net accident year catastrophe losses incurred	$98	$42		$2	$2		$100	$44
Impact on loss & LAE ratio	6.3%	2.5%		0.1%	0.1%		3.1%	1.3%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development (1)	$(50)	$(7)		$18	$(7)		$(32)	$(14)
Prior year premium development	1	(10)		(18)	(10)		(17)	(20)
Other (2)	15	12		(5)	—		10	12

Total development & other	$(34)	$(5)		$(5)	$(17)		$(39)	$(22)

Impact of development & other on loss & LAE ratio	(2.2)%	(0.1)%		0.1%	(0.8)%		(1.0)%	(0.5)%

(1)	In 2008, Standard Lines includes $29 million of favorable loss & LAE reserve development related to the 2005 hurricanes.

(2)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

SIX MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Net earned premiums	$3,283	$3,420	$306	$313	(2)%	$(2)	$2	(200)%	$3,587	$3,735	(4)%
Net investment income	650	766	241	349	(31)	119	164	(27)	1,010	1,279	(21)
Other revenues	136	112	21	18	17	11	2	N/M	168	132	27

Total operating revenues	4,069	4,298	568	680	(16)	128	168	(24)	4,765	5,146	(7)

Claims, benefits and expenses:
Net incurred claims and benefits	2,268	2,248	528	599	12	47	71	34	2,843	2,918	3
Policyholders’ dividends	15	3	3	—	N/M	—	—	N/M	18	3	N/M
Amortization of deferred acquisition costs	722	744	6	9	33	—	—	N/M	728	753	3
Other insurance related expenses	209	250	101	95	(6)	—	13	N/M	310	358	13
Other expenses	116	105	10	17	41	61	67	9	187	189	1

Total claims, benefits and expenses	3,330	3,350	648	720	10	108	151	28	4,086	4,221	3

Operating income (loss) before income tax and minority interest	739	948	(80)	(40)	(100)	20	17	18	679	925	(27)
Income tax (expense) benefit on operating income (loss)	(228)	(307)	47	29	62	(3)	(1)	(200)	(184)	(279)	34
Minority interest	(23)	(20)	—	—	N/M	(1)	(1)	—	(24)	(21)	(14)

Net operating income (loss) from continuing operations	488	621	(33)	(11)	(200)	16	15	7	471	625	(25)

Realized investment losses, net of participating policyholders’ and minority interests	(114)	(136)	(23)	(17)	(35)	(25)	(7)	N/M	(162)	(160)	(1)
Income tax benefit on realized investment losses	40	47	8	6	33	10	3	N/M	58	56	4

Net income (loss) from continuing operations	$414	$532	$(48)	$(22)	(118)%	$1	$11	(91)%	$367	$521	(30)%

Other Financial Data	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Property & Casualty Company Information					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
	2008	2007	2008	2007	% Change	2008	2007	% Change	2008	2007	% Change

Gross written premiums	$4,350	$4,731	$311	$349	(11)%	$2	$3	(33)%	$4,663	$5,083	(8)%
Net written premiums	3,327	3,504	309	312	(1)	(3)	(1)	(200)	3,633	3,815	(5)
Net earned premiums	3,283	3,420	305	312	(2)	(2)	2	(200)	3,586	3,734	(4)

FINANCIAL RATIOS
Loss & LAE	69.1%	65.7%	N/M %	N/M %		N/M %	N/M %		79.0%	75.1%
Acquisition expense	16.5	17.5	N/M	N/M		N/M	N/M		16.1	17.3
Underwriting expense	11.8	11.6	N/M	N/M		N/M	N/M		12.8	12.3

Expense	28.3	29.1	N/M	N/M		N/M	N/M		28.9	29.6
Dividend	0.5	0.1	N/M	N/M		N/M	N/M		0.4	0.1

Combined ratio	97.9%	94.9%	N/M %	N/M %		N/M %	N/M %		108.3%	104.8%

CNA FINANCIAL CORPORATION Financial Supplement Analysis of Pretax Net Investment Income

	Standard Lines
(In millions)	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD2008
Limited partnerships	$23	$36	$12	$21	$92	$(23)	$22	$(1)
Income (loss) from trading securities	—	—	—	—	—	(1)	1	—
Other investment income	197	199	197	193	786	188	176	364

Net investment income	$220	$235	$209	$214	$878	$164	$199	$363

	Specialty Lines
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD2008
Limited partnerships	$12	$20	$7	$12	$51	$(13)	$13	$—
Income (loss) from trading securities	—	—	—	—	—	—	—	—
Other investment income	137	142	145	146	570	145	142	287

Net investment income	$149	$162	$152	$158	$621	$132	$155	$287

	P&C Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD2008
Limited partnerships	$35	$56	$19	$33	$143	$(36)	$35	$(1)
Income (loss) from trading securities	—	—	—	—	—	(1)	1	—
Other investment income	334	341	342	339	1,356	333	318	651

Net investment income	$369	$397	$361	$372	$1,499	$296	$354	$650

	Life & Group Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD2008
Limited partnerships	$9	$3	$(4)	$2	$10	$4	$5	$9
Income (loss) from trading securities	3	40	(2)	(31)	10	(76)	(5)	(81)
Other investment income	149	145	151	157	602	156	157	313

Net investment income	$161	$188	$145	$128	$622	$84	$157	$241

	Corporate & Other Non-Core
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD2008
Limited partnerships	$8	$12	$4	$6	$30	$(7)	$6	$(1)
Income (loss) from trading securities	—	—	—	—	—	—	—	—
Other investment income	70	74	70	68	282	61	59	120

Net investment income	$78	$86	$74	$74	$312	$54	$65	$119

	Total Operations
	1Q07	2Q07	3Q07	4Q07	2007	1Q08	2Q08	YTD2008
Limited partnerships	$52	$71	$19	$41	$183	$(39)	$46	$7
Income (loss) from trading securities	3	40	(2)	(31)	10	(77)	(4)	(81)
Other investment income	553	560	563	564	2,240	550	534	1,084

Net investment income	$608	$671	$580	$574	$2,433	$434	$576	$1,010

CNA FINANCIAL CORPORATION Financial Supplement Statutory Data — Preliminary

PERIOD ENDED JUNE 30	Three Months			Six Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2008	2007	% Change	2008	2007	% Change

Property & Casualty Companies
Gross written premiums	$2,221	$2,411	(8)%	$4,387	$4,778	(8)%
Net written premiums	1,710	1,792	(5)	3,345	3,521	(5)

Net earned premiums	1,484	1,573	(6)	2,960	3,119	(5)
Claim and claim adjustment expenses	1,204	1,192	(1)	2,400	2,389	—
Acquisition expenses	260	309	16	526	591	11
Underwriting expenses	210	215	2	415	437	5
Policyholders’ dividends	4	5	20	8	12	33

Underwriting loss	(194)	(148)	(31)	(389)	(310)	(25)
Net investment income	460	636	(28)	953	1,132	(16)
Other expenses	(55)	(12)	N/M	(49)	(17)	(188)
Income tax expense	(56)	(97)	42	(117)	(197)	41
Net realized losses	(142)	(185)	23	(137)	(202)	32

Net income	$13	$194	(93)%	$261	$406	(36)%

Financial Ratios
Loss and LAE	81.2%	75.8%		81.1%	76.6%
Acquisition expense	15.2	17.3		15.7	16.8
Underwriting expense	12.2	12.0		12.4	12.4

Expense	27.4	29.3		28.1	29.2
Dividend	0.3	0.3		0.3	0.4

Combined ratio	108.9%	105.4%		109.5%	106.2%

Life Company
Earned premium	$—	$1		$1	$1

SUPPLEMENTAL STATUTORY DATA	(Preliminary)
(In millions)	June 30, 2008	December 31, 2007

Property & Casualty Companies
Statutory surplus(1)	$7,428	$8,511

Life Company
Statutory surplus	$540	$471

(1)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary. The decline in surplus is primarily attributable to transactions between CCC and its parent of approximately $700 million and the impact of unrealized investment losses.

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Operations Loss and LAE Ratio Analysis

	Standard Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/08	12/31/07	06/30/08
Gross Accident Year	74.2%	66.6%	66.2%
Impact of Reinsurance	1.7	3.5	3.8

Net Accident Year	75.9	70.1	70.0%

Impact of Development and Other (1)	(2.2)	(2.7)

Net Calendar Year	73.7%	67.4%

	Specialty Lines
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/08	12/31/07	06/30/08
Gross Accident Year	62.8%	59.2%	59.1%
Impact of Reinsurance	2.1	4.6	4.6

Net Accident Year	64.9	63.8	63.7%

Impact of Development and Other (1)	0.1	(1.0)

Net Calendar Year	65.0%	62.8%

	P&C Operations
	2008 YTD	2007 FY	2007 FY
	Evaluated at	Evaluated at	Evaluated at
	06/30/08	12/31/07	06/30/08
Gross Accident Year	67.4%	62.2%	62.0%
Impact of Reinsurance	2.7	4.7	4.8

Net Accident Year	70.1	66.9	66.8%

Impact of Development and Other (1)	(1.0)	(1.8)

Net Calendar Year	69.1%	65.1%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.